Subsequent Events	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2026	Apr. 30, 2026	Dec. 31, 2025	Jul. 31, 2025
Subsequent Events [Line Items]
SUBSEQUENT EVENTS

NOTE 18. SUBSEQUENT EVENTS

The Company has evaluated all transactions through the date of the accompanying unaudited condensed consolidated financial statements were issued for subsequent events disclosure or adjustment consideration.

Second Twain Forbearance Agreement

On April 27, 2026, New Rise Renewables Reno, LLC entered into a second Forbearance Agreement with Twain GL XXVIII, LLC (“Landlord”). The terms of the Forbearance Agreement call for, among other things, the issuance of 4,000,000 shares of Class A Common Stock (“Landlord Shares”) and the monthly payment of the greater of i) $150,000 and ii) 40% of the free cash flow generated from the operations of New Rise from the prior calendar month. The Company will use its reasonable best efforts to file a registration statement to register for resale such shares. In the event that the aggregate net proceeds received by the Landlord from the sale of the Landlord Shares exceeds the aggregate amount of principal, interest, penalties and repurchase premium owed by the Company to Twain pursuant to the lease agreement the Landlord shall immediately transfer the remaining Landlord Shares to XCF.

The Company evaluated the second Forbearance Agreement under ASC 470-60, Troubled Debt Restructurings by Debtors, and concluded that the arrangement represents a troubled debt restructuring of the financial liability because Twain granted concessions that it otherwise would not have considered in light of the Company’s financial condition. As of the Forbearance Date, the total principal due on the financial liability was $136,533,315 and the total interest and penalties due on the financial liability was $17,412,100. The Company concluded that the future undiscounted cash payments required under the financial liability after the Forbearance Date are greater than its current carrying amount. Accordingly, the Company did not recognize a restructuring gain and, instead, adjusted the financial liability’s effective interest rate.

Additional Shares Issued to Debt Holders

On April 13, 2026, the Company issued 802,620 shares of Class A Common Stock to Narrow Road Capital Ltd as part of the required share payments for the deferral of full payment on the note.

On April 24, 2026, the Company issued 600,000 shares of Class A Common Stock to Polar Multi-Strategy as the 200,000 share quarterly interest payment required under the terms of the note.

On April 24, 2026, the Company issued 281,491 shares of Class A Common Stock to Gregory Segars Cribb as part of the required share payments for the deferral of full payment on the note.

Securities Purchase Agreement

On April 15, 2026, the Company entered into a Securities Purchase Agreement with Brown Stone Capital Ltd. (“Buyer”) for the purchase of 10,000,000 shares of Class A Common Stock for the aggregate equity investment equal to $1.0 million. The Company will register the resale of the shares by the Buyer with U.S. Securities and Exchange Commission either (i) in connection with the Form S-4 registration statement the Company intends to file in connection with its recently announced Business Combination Agreement with Southern Energy Renewables, Inc. and DevvStream Corp. or (ii) if such registration statement is not available for the registration of the resale of the shares, concurrently with the registration of the resale of the 90,000,000 shares of Class A Common Stock the Company is selling to EEME Energy SPV I LLC. During the three months ended March 31, 2026, EEME purchased 69,000,000 shares. On April 16, 2026, EEME purchased their remaining 21,000,000 shares as provided under their agreement.

Cancellation of the Phillips 66 Agreement

Prior to April 2, 2026, the Company’s revenues were generated under an agreement with Phillips 66. Under the Phillips 66 agreement, the Company sold renewable diesel, sustainable aviation fuel, renewable Naphtha, (collectively, “renewable fuels”) and transfer Renewable Identification Numbers and Low Carbon Fuel Standard credits (collectively

“environmental credits”) associated with the generation of the renewable fuels. On April 2, 2026, Phillips 66 delivered formal notice (“the Notice”) to New Rise of the termination of the Supply and Offtake Agreement dated May 23, 2017 (as amended, the “Agreement”) between New Rise and Phillips 66. The Notice provides that the Agreement is terminated as of May 1, 2026.

As a result of the termination of the Phillips 66 agreement, the Company identified $1,655,291 included in accounts receivable that is no longer collectible. The Company has written this off to bad debt expense which is included in operating expenses on the unaudited condensed consolidated statement of operations and the unaudited condensed consolidated statement of cash flows.

Tolling Agreement with BGN

On April 9, 2026, the Company entered into a Term Sheet for a Renewable Fuel Tolling Agreement with BGN, an independent global energy and commodities group, pursuant to which it is anticipated that the Company will provide the following services to BGN both at its New Rise Reno facility and, potentially, a second, future XCF facility:

•        Inside-the-Fence Logistics:    Receipt, handling, and management of feedstock inventory;

•        Production/Refining:    Processing BGN-owned feedstock into Sustainable Aviation Fuel (SAF) and Renewable Naphtha;

•        Storage and Blending:    Provision of tankage for feedstocks and finished products, including blending services to meet commercial specifications; and,

•        Marketing Support:    Coordination with BGN’s sales and logistics teams per the existing MOU.

The Term Sheet further contemplates that BGN will be responsible for the purchase and delivery of all renewable feedstocks to the facility at its own cost and that the Company will produce finished products with a yield target of 2,264 bpd for SAF and 481 bpd for renewable naphtha. The initial term of the term sheet is three years from commencement of production.

Encore Payable

On May 6, 2026, the Company and Encore entered into a payable acknowledgement and settlement agreement, pursuant to which approximately $16,701,982 of outstanding notes and accounts payable due to Encore will be settled through the issuance of 37,033,386 shares of the Company’s Class A Common Stock, par value $0.0001. Encore provides EPC services to the Company. Encore is 100% owned by Randy Soule, the majority shareholder of the Company, and has provided feedstock degumming hydrotreater off gas conservation system construction services and sustainable aviation fuel conversion services to New Rise Reno.

Debt Conversion Agreements

On May 14, 2026, the Company entered into Debt Conversion Agreements with various other parties. The agreements call for, among other things, a conversion price of $0.451 per share. The debt conversion includes six individuals and business entities providing for the conversion of $917,163 in debt for 2,033,621 shares of the Company’s Class A Common stock. When the six participants are included with the Encore debt conversion described above, the debt conversion represents $17,619,220 in debt for 39,067,007 shares of the Company’s Class A Common stock.

Advario Texas City, LLC Note Payable

On April 30, 2026, New Rise Renewables, LLC entered into a note with Advario Texas City, LLC (“Advario”) for $1,200,000 to satisfy an existing payable. An amount of $25,000 was paid upon the execution of the note. An additional payment of $25,000 is due on July 1, 2026, or the operational start of the plant, whichever occurs first. The note calls for monthly installments of $50,000 beginning on May 15, 2026 until the note is paid in full. The note accrues interest at the lesser of the Secured Overnight Financing Rate (“SOFR”) plus 3% per annum or the maximum rate permitted by applicable law. Payments are applied first to interest then to principal. The note is guaranteed by XCF Global, Inc.

Business Combination with Southern Energy Renewables

Following the execution of the term sheet in January 2026, on April 13, 2026, the Company entered into a definitive Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “BCA” and the transactions contemplated thereby, collectively, the “Transactions”), by and among the Company, DevvStream, Southern, DevvStream Merger Sub Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of the Company (“DevvStream Merger Sub”), and Southern Merger Sub Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of the Company (“Southern Merger Sub”). The terms of the Transactions contains customary representations, warranties, covenants and closing conditions. The Transactions remain subject to customary closing conditions as well as the other terms.

Termination Fees

DevvStream will owe a termination fee of $510,000 to the Company if (a) the Company or Southern terminates the BCA due to DevvStream changing its board recommendation, (b) DevvStream terminates the BCA to enter into a Superior Proposal, or (c) within 12 months after termination of the BCA for certain reasons (such as a breach by DevvStream, failure to obtain DevvStream Shareholder Approval, or reaching the Outside Date), DevvStream consummates or enters into a definitive agreement for an Acquisition Proposal that was made known prior to termination.

The Company will owe a termination fee of $510,000 to DevvStream and $1,190,000 to Southern if (a) DevvStream or Southern terminates the BCA due to the Company changing its board recommendation, (b) the Company terminates the BCA to enter into a Superior Proposal, or (c) within 12 months after termination of the BCA for certain reasons (such as a breach by the Company, failure to obtain Company Shareholder Approval, or reaching the Outside Date), the Company consummates or enters into a definitive agreement for an Acquisition Proposal that was made known prior to termination.

The Parties acknowledge that no termination fee shall be owed if either of DevvStream or the Company validly terminate the BCA due to the failure to the DevvStream Fairness Opinion or the Company Fairness Opinion, respectively, as provided in the BCA.

Fees and Expenses

Except as expressly provided in the BCA, each Party will bear its own expenses incurred in connection with the Transactions, whether or not the Transactions are consummated. However, if the BCA is terminated because the requisite DevvStream Shareholder Approval is not obtained, DevvStream is required to reimburse the Company for reasonable, documented expenses up to $170,000. Conversely, if the BCA is terminated because the requisite Company Shareholder Approval is not obtained, the Company is required to reimburse DevvStream for reasonable, documented expenses up to $170,000 and reimburse Southern for reasonable, documented expenses up to $397,000. Transfer Taxes incurred in connection with the Transactions will be paid equally by the Parties.

Pursuant to the Support & Lock-Up Agreements, the respective securityholders agreed to vote any covered shares held by them in favor of the Transactions and against any competing alternative transactions. Because the Company Core Securityholders and DevvStream Core Securityholders hold a sufficient number of voting shares to approve the Transactions on behalf of the Company and DevvStream, respectively, the requisite shareholder approvals for the Company and DevvStream are ensured, provided that such securityholders comply with their voting obligations under the Support & Lock-Up Agreements. Additionally, the securityholders agreed to certain transfer and lock-up restrictions, subject to customary exceptions for permitted transfers.

NOTE 18. SUBSEQUENT EVENTS

The Company has evaluated all transactions through the date of the accompanying condensed consolidated financial statements were issued for subsequent events disclosure or adjustment consideration.

Separation Agreements

On January 9, 2026, XCF entered into a Transition Agreement with Simon Oxley, the Company’s Chief Financial Officer effective immediately. In consideration for certain covenants by Mr. Oxley, the Company granted 5,246,260 restricted stock units. The Company agreed to use its commercially reasonable best efforts to file a registration statement covering the shares of Class A common stock, par value $0.0001 per share underlying the RSUs within ninety days following the date the shares underlying the RSUs are issued.

Business Combination

On January 26, 2026, XCF entered into a binding term sheet (the “Term Sheet”) with Southern Energy Renewables, Inc., a Louisiana corporation (“Southern”), DevvStream Corp., an Alberta corporation (“DEVS”), and EEME Energy SPV I LLC (“EEME”), which sets forth the principal terms and conditions of a proposed business combination and related financing transactions (collectively, the “Proposed Transaction”). Pursuant to the Term Sheet, and subject to the finalization of mutually agreeable merger structure and definitive transaction documents and ultimately the satisfaction of certain closing conditions, it is expected that Southern and DEVS will each merge with wholly-owned subsidiaries of XCF, with Southern and DEVS surviving, and their respective stockholders receiving shares of Class A common stock of XCF, par value $0.0001 per share, resulting in Southern and DEVS becoming wholly-owned subsidiaries of XCF.

In connection with and to support the Proposed Transaction, XCF agreed to invest $10,000,000 to convert and build out its New Rise Reno facility for sustainable aviation fuel blending and related corporate purposes, to be funded through the sale by XCF to EEME of $10,000,000 of Common Stock. Subsequently, EEME has purchased 69,000,000 shares of Common Stock for $6,900,000. The issuance and sale to EEME of the remaining 31,000,000 shares of Common Stock is expected to be consummated periodically during the period ending the week of March 31, 2026.

DevvStream Corp [Member]
Subsequent Events [Line Items]
SUBSEQUENT EVENTS

19.    Subsequent events

Nasdaq Continued Listing Requirements

As previously reported, the Company received notices from Nasdaq regarding its non-compliance with Nasdaq’s continued listing requirements, including the minimum net income requirement under Listing Rule 5550(b) and the minimum bid price requirement under Listing Rule 5450(a)(1). Nasdaq granted the Company an extension until May 18, 2026 to regain compliance with the minimum net income requirement. In addition, because the Company had effected a reverse stock split during the prior one-year period, it was not eligible for an additional compliance period with respect to the minimum bid price requirement. The Company requested a hearing before the Nasdaq Hearings Panel, which was held on May 19, 2026.

Subsequent to April 30, 2026, on May 20, 2026, the Company received formal notification from Nasdaq that it had not regained compliance with the minimum net income requirement. Nasdaq indicated that the Nasdaq Hearings Panel will consider this deficiency, together with the Company’s non-compliance with the minimum bid price requirement, in determining whether the Company’s common shares may continue to be listed on Nasdaq. In connection with the Panel’s review, the Company provided supplemental written submissions to Nasdaq on May 22, 2026 and June 10, 2026. The Company is currently awaiting a decision from the Panel. There can be no assurance that the Company will regain compliance or maintain the listing of its common shares on Nasdaq.

Issuance of shares

Pursuant to the convertible promissory note dated July 18, 2025 held by Helena (Note 10), the Company issued 8,986,320 common shares between May 1, 2026 and May 5, 2026 in conversion of $2,400,000 of outstanding principal, at conversion prices ranging from $0.2659 to $0.2776 per share.

Pursuant to the ELOC Agreement dated October 29, 2024 with Helena (Note 8), the Company issued 3,600,000 common shares on May 5, 2026 for gross proceeds of $738,000.

Pursuant to the Settlement Agreement and Mutual Release with Helena dated June 8, 2026 described below, the Company issued an aggregate of 3,016,649 common shares on June 8, 2026 in settlement of two conversion notices totaling $295,000 of outstanding principal. The Company further issued 3,333,561 common shares on June 9, 2026 for a further conversion of $325,000 of outstanding principal.

Settlement agreement with Helena

On May 28, 2026, the Company received a Notice of Exclusive Control from Helena (Note 10), holder of the Company’s senior secured convertible promissory note dated July 18, 2025 in the original principal amount of $10,000,000 (the “Note”), delivered to BitGo Trust Company, Inc., custodian of certain digital asset collateral under an Account Control Agreement dated July 18, 2025. Helena asserted that an event of default had occurred based on the Company’s alleged failure to cause the resale registration statement to be declared effective by the applicable deadline and asserted a mandatory default amount of approximately $4.5 million. Helena instructed the custodian to take control of and liquidate the digital asset collateral, consisting of approximately 22.23 Bitcoin, approximately 12,610 Solana and approximately $79,990 in cash, valued at approximately $2.8 million based on values referenced in the Notice.

On June 8, 2026, the Company entered into a Settlement Agreement and Mutual Release with Helena resolving all disputes arising from the Notice and asserted default. Under the settlement: (i) the Company agreed to honor outstanding conversion notices in the aggregate principal amount of $295,000; (ii) the digital asset collateral was credited at $2,600,000 against the obligations under the Note, with Helena retaining possession and control of the collateral; (iii) after giving effect to the foregoing, the parties agreed the remaining amount owing under the Note is $1,000,000, which remains convertible by Helena at the Event of Default Discount Price; (iv) Helena agreed to a leak-out restriction limiting sales of conversion shares to 10% of the average daily trading volume over the preceding ten trading days; (v) the parties exchanged mutual releases subject to customary carve-outs; and (vi) Helena irrevocably consented to the BCA and permanently waived its right to terminate such consent under Section 13 of the Consent and Waiver Agreement dated April 10, 2026. The settlement contains customary default and remedy provisions, including cure periods and reciprocal remedies for material breaches.

As of April 30, 2026, the Company has recognized a default loss liability of $1,159,038 (Note 10) in the financial statements, as the Company has failed to cause a registration statement to be declared effective by November 8, 2025, which was the subject of the above notice and settlement agreement.

Series A Convertible Preferred Stock

On June 3, 2026, the Company entered into a binding term sheet with EEME for a private placement of the Company’s Series A Preferred Stock for an aggregate investment of $6,000,000, intended to qualify as permanent equity (perpetual, non-cumulative dividends, no mandatory redemption). Of the net proceeds, $5,000,000 is to fund the Company’s investment in equity and/or debt securities of Southern, which is intended to partially satisfy Southern’s minimum capital commitment under the XCF BCA, and $1,000,000 is for general working capital. The Series A Preferred Stock is convertible at the holder’s option at a five-day VWAP-based price determined by reference to the closing or termination of the XCF BCA, with automatic conversion only upon a change of control or holder approval following termination. As of the date of the term sheet, the investor had funded $1,500,000, with the balance to be funded at subsequent closings. Closing remains subject to negotiation of definitive agreements and customary conditions, and there is no assurance the transaction will be consummated.

The events described above are nonrecognized subsequent events under ASC 855, Subsequent Events, as they arose from conditions that did not exist as of April 30, 2026, and no adjustments have been made to the accompanying financial statements in respect of those events.

20.    Subsequent events

Issuance of shares

In August 2025, the Company issued 300,000 shares in accordance with the ELOC Agreement with Helena I (Note 7) for gross proceeds of $756,607. $189,152 of the gross proceeds are used to repay the Crypto Strategy Convertible Debt (Note 9).

Reverse stock split

On August 8, 2025, the Company completed a reverse stock split of the Company’s common stock at a ratio of one-for-ten basis. All current and comparative references to the number of common stock, warrants, options, RSUs, weighted average number of common stock, and loss per share have been retrospectively adjusted to give effect to this reverse stock split.

Amendment to strategic partnership agreement with Devvio

On October 28, 2025, the Company further amended the strategic partnership agreement with Devvio (Note 18) such that the rights and obligations under the existing strategic partnership agreement relating to royalty payments, with the exception of confidentiality obligations in the amendment, are fully settled, discharged and of no further force or effect.

The strategic partnership agreement is amended to establish a strategic token program between the parties, whereby the Company agrees to purchase DevvE tokens annually in the amount of $1,000,000 in 2025, and $1,270,000 in each of 2026 and 2027 (the “Purchase Amounts”). The amount of DevvE tokens purchased will be determined by 10-day VWAP price (the “Purchase Price”). In connection with the purchases, the Company will also receive warrants to acquire additional DevvE tokens equal to 25% of the Purchase Amounts, exercisable at the same Purchase Price, for 3 years from each purchase date.